SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS World Dividend Fund
The Board of Directors (Board) of DWS World Dividend Fund (Acquired Fund) approved a proposal by DWS Investment Management Americas, Inc. (DIMA), the advisor of the Acquired Fund, to merge the Acquired Fund into DWS Global Macro Fund (Acquiring Fund), effective on or about December 9, 2019 (Merger Date). The Board also approved a proposal by DIMA to appoint DWS International GmbH, an affiliate of DIMA and a direct wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (DWS Group), as subadvisor to the Acquired Fund pursuant to a subadvisory agreement between DIMA and DWS International GmbH with respect to the Acquired Fund, effective on or about September 20, 2019.
The merger is expected to be a tax-free reorganization for federal income tax purposes. On the Merger Date, any investment in the Acquired Fund will be exchanged for an investment in the Acquiring Fund with an equal aggregate net asset value. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its policies and risks, including a prospectus, summary prospectus and Statement of Additional Information, online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, by calling (800) 728-3337 or by asking your financial representative.
DIMA, subject to the approval of the Acquired Fund’s Board, has ultimate responsibility to oversee any subadvisor to the Acquired Fund and to recommend the hiring, termination and replacement of subadvisors for the Acquired Fund. The Acquired Fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the Acquired Fund’s Board, to appoint DWS International GmbH as a subadvisor to the Acquired Fund without obtaining shareholder approval. The Acquired Fund and DIMA are subject to certain conditions imposed by the SEC order.
DWS International GmbH will begin providing portfolio management services to the Acquired Fund on or about September 20, 2019.
The following sections of the Acquired Fund’s summary prospectus are supplemented as follows effective on or about September 20, 2019:
The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the summary section of the Acquired Fund’s summary prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
DWS International GmbH
Portfolio Manager(s)
Fabian Degen, CFA, Director. Portfolio Manager of the fund through December 6, 2019. Began managing the fund in 2010.
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund through December 6, 2019. Began managing the fund in 2015.
Henning Potstada, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Christoph-Arend Schmidt, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Stefan Flasdick, Vice President. Portfolio Manager of the fund. Began managing the fund in 2019.
September 20, 2019
PROSTKR-67

The following information under the “WHO MANAGES AND OVERSEES THE FUND” heading of the “FUND DETAILS” section of the Acquired Fund’s prospectus is applicable to the Acquired Fund:
DWS International GmbH acts as subadvisor to the fund and, as such, provides portfolio management services to the fund. DWS International GmbH, located at Mainzer Landstrasse 11-17, Frankfurt am Main, Germany 60329, provides advisory services to a variety of types of clients, including affiliated investment companies. DWS International GmbH is an investment advisor registered with the SEC and with the Federal Financial Supervisory Authority in Germany. DWS International GmbH is a direct, wholly-owned subsidiary of DWS Group. Pursuant to a sub-advisory agreement between DIMA and DWS International GmbH, DIMA, not the fund, compensates DWS International GmbH for the services it provides to the fund.
The following information replaces the existing similar disclosure relating to the Acquired Fund contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the Acquired Fund's prospectus.
DWS World Dividend Fund
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Fabian Degen, CFA, Director. Portfolio Manager of the fund through December 6, 2019. Began managing the fund in 2010.
■	Joined DWS in 2007.
■	Portfolio manager for US and Global Value Equity: New York.
■	Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund through December 6, 2019. Began managing the fund in 2015.
■	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
■	Portfolio Manager for Global and US Growth Equities: New York.
■	MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.
Henning Potstada, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2006.
■	Portfolio Manager for Multi Asset: Frankfurt.
■	MBA, University of Bayreuth, Germany.
Christoph-Arend Schmidt, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2008.
■	Portfolio Manager for Multi Asset: Frankfurt.
■	MBA, University of Bayreuth, Germany.
Stefan Flasdick, Vice President. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2004 with 11 years of industry experience. Prior to his current role, he served as a portfolio manager in Deutsche Bank Private Wealth Management. Previously, he served in Futures & Options Sales for Germany & Austria at JP Morgan in London and Frankfurt. He began his career as a Trainee in Treasury and F&O Sales at BfG Bank / Credit Lyonnais.
Please Retain This Supplement for Future Reference
September 20, 2019
PROSTKR-67
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